                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




      Date of report (Date of earliest event reported):  August 10, 1998



                          WEINGARTEN REALTY INVESTORS
            (Exact name of Registrant as specified in its Charter)



=================================================================================================
           Texas                              1-9876                       74-1464203
-------------------------------------------------------------------------------------------------
(State or other jurisdiction of      (Commission file number)           (I.R.S. Employer
 incorporation or organization)                                      Identification Number)
=================================================================================================
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     2600 Citadel Plaza Drive, P.O. Box 924133, Houston, Texas 77292-4133
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:  (713) 866-6000



                                Not applicable
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.


      Weingarten Realty Investors, a Texas real estate investment trust (the "Company"), has commenced a Medium Term Note program (the "Program"), which provides that the Company may offer and sell from time to time unsecured senior or subordinated Medium Term Notes due Nine months or more from date of issue in an aggregate principal amount of up to $200,000,000 (the "MTNs") as described in the Company's Prospectus Supplement dated August 10, 1998 to the Company's Prospectus dated August 10, 1998. The MTNs will be issued pursuant to the Company's existing shelf registration statement, and the maximum aggregate principal amount of $200,000,000 includes $11,500,000 of MTNs registered but not sold under the Company's previous Medium Term Note Program, which commenced on November 15, 1996.



      The MTNs will be offered and sold by Goldman Sachs & Co., Banc America Robertson Stephens, BT Alex. Brown Incorporated, Chase Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Lehman Brothers Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities, Inc. and NationsBanc Montgomery Securities LLC, as Agents (the "Agents"), pursuant to the Distribution Agreement among the Company and the Agents dated August 10, 1998. The MTNs will be issued under a Senior Indenture or a Subordinated Indenture, both between the Company and Chase Bank of Texas National Association (formerly Texas Commerce Bank, National Association), as trustee.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


        (c)  Exhibits.


             1.1 Form of Distribution Agreement among the Company and the Agents dated August 10, 1998.


             4.1 Senior Indenture dated as of May 1, 1995 between the Company and Texas Commerce Bank National Association, as trustee (filed as Exhibit 4(a) to the Company's Registration Statement on Form S-3 (No. 33-57659) and incorporated herein by reference).


             4.2 Subordinated Indenture dated as of May 1, 1995 between the Company and Texas Commerce Bank National Association (filed as Exhibit 4(b) to the Company's Registration Statement on Form S-3 (No. 33-57659) and incorporated herein by reference).

                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 12, 1998

                          WEINGARTEN REALTY INVESTORS



                          By:/s/ Stephen C. Richter
                             ----------------------------------
                                  Stephen C. Richter
                                  Senior Vice President and Treasurer

                          WEINGARTEN REALTY INVESTORS
                               INDEX TO EXHIBITS




EXHIBIT                                                                 PAGE
-------                                                                 ----


1.1 Form of Distribution Agreement among the Company and the Agents dated August 10, 1998.


4.1 Senior Indenture dated as of May 1, 1995 between the Company and Texas Commerce Bank National Association, as trustee (filed as Exhibit 4(a) to the Company's Registration Statement on Form S-3
                (No. 33-57659) and incorporated herein by reference).


4.2 Subordinated Indenture dated as of May 1, 1995 between the Company and Texas Commerce Bank National
                Association (filed as Exhibit 4(b) to the Company's Registration Statement on Form S-3
                (No. 33-57659) and incorporated herein by reference).